UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 6, 2005


                       NATIONAL SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)

        DELAWARE                      1-6453              95-2095071
        --------                      ------              ----------
        (State of Incorporation)      (Commission         (I.R.S. Employer
                                      File Number)        Identification Number)


                    2900 SEMICONDUCTOR DRIVE, P.O. BOX 58090
                       SANTA CLARA, CALIFORNIA 95052-8090
                       ----------------------------------
                    (Address of Principal Executive Offices)

                                 (408) 721-5000

              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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NATIONAL SEMICONDUCTOR CORPORATION

Table of Contents

                                                                            Page
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Section 5 - Departure of Directors or Principal Officers; Election of
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Directors; Appointment of Principal Officers
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Item 5.02(b)    Departure of Principal Officers                               3

Signature                                                                     4

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NATIONAL SEMICONDUCTOR CORPORATION

Item 5.02(b)    Departure of Principal Officers

     On May 6, 2005, Kamal K. Aggarwal, who holds the position of Executive Vice President, Central Technology and Manufacturing Group, informed the Company that he would be retiring on July 8, 2005.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NATIONAL SEMICONDUCTOR CORPORATION



Dated:  May 10, 2005                 //S// Robert E.  DeBarr
                                     -----------------------
                                     Robert E.  DeBarr
                                     Controller
                                     Signing on behalf of the registrant and
                                     as principal accounting officer